QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary proxy statement
/ /	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive proxy statement
/ /	Definitive additional materials
/ /	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
PRICESMART, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

Payment of filing fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: NOT APPLICABLE
	(2)	Form, Schedule or Registration Statement No.: NOT APPLICABLE
	(3)	Filing Party: NOT APPLICABLE
	(4)	Date Filed: NOT APPLICABLE

PRICESMART, INC.

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT

TO THE STOCKHOLDERS OF PRICESMART, INC.:

    Notice is hereby given that the Annual Meeting of the Stockholders of PriceSmart, Inc. (the "Company"), will be held at 10:00 a.m. on Wednesday, January 16, 2002 at the Hilton San Diego Mission Valley, 901 Camino del Rio South, San Diego, California 92108 for the following purposes:

1.
To elect directors for the ensuing year, to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. The present Board of Directors of the Company has nominated and recommends for election as directors the following ten persons:

Rafael E. Barcenas James F. Cahill Murray L. Galinson Katherine L. Hensley Leon C. Janks	Lawrence B. Krause Jack McGrory Gilbert A. Partida Robert E. Price Edgar A. Zurcher
2.
To approve the adoption of the 2001 Equity Participation Plan of PriceSmart, Inc. and the reservation of 500,000 shares of the Company's Common Stock for issuance thereunder.

3.
To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on November 20, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A list of such stockholders shall be open to the examination of any stockholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of PriceSmart, Inc., 4649 Morena Blvd., San Diego, California 92117.

    Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

    All stockholders are cordially invited to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Robert M. Gans Secretary
San Diego, California December 7, 2001

PRICESMART, INC.
4649 Morena Blvd.
San Diego, California 92117

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
January 16, 2002

    The Board of Directors of PriceSmart, Inc., a Delaware corporation (the "Company"), is soliciting the enclosed Proxy for use at the Annual Meeting of Stockholders of the Company to be held on January 16, 2002 (the "Annual Meeting"), and at any adjournments thereof. This Proxy Statement will be first sent to stockholders on or about December 7, 2001. Unless contrary instructions are indicated on the Proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for the election of the Board's nominees for directors. As to any other business which may properly come before the Annual Meeting and be submitted to a vote of the stockholders, Proxies received by the Board of Directors will be voted in accordance with the best judgment of the holders thereof.

    A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting, by executing a later Proxy or by attending the Annual Meeting and voting in person.

    The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone or telegraph, by officers, directors, and other employees of the Company. The Company also will request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others to send or cause to be sent Proxy material to, and obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

    The Company's mailing address is 4649 Morena Blvd., San Diego, California 92117.

Voting

    Stockholders of record at the close of business on November 20, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

    As of November 20, 2001, 6,262,220 shares of the Company's common stock, $.0001 par value per share ("Common Stock"), were outstanding, representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote.

    Votes cast by Proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." Any unmarked Proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board of Directors, as indicated in the accompanying Proxy card.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of October 31, 2001 by (i) each of the Company's directors, (ii) each of the Company's Named Executive Officers (as defined herein), (iii) each person who is known by the Company to own beneficially more than 5% of the Common Stock and (iv) all directors and executive officers as a group.

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Common Stock Beneficially Owned
Robert E. Price(3)(4)	1,448,880	23.1%
Gilbert A. Partida(5)	91,313	1.4
Rafael E. Barcenas(6)	63,564	*
James F. Cahill(3)(7)	889,252	14.2
Murray L. Galinson(3)(8)	835,709	13.3
Katherine L. Hensley(9)	13,319	*
Leon C. Janks(10)	11,353	*
Lawrence B. Krause(11)	12,953	*
Jack McGrory(3)(12)	830,709	13.3
Edgar A. Zurcher(13)	680,250	10.9
Robert M. Gans(14)	63,138	1.0
Kurt A. May (15)	61,520	1.0
Thomas D. Martin(16)	58,364	1.0
Allan C. Youngberg (17)	27,558	*
Performance Capital, L.P.(18) 767 Third Avenue, 16th Floor New York, NY 10017	507,050	8.1
Wynnefield Partners Small Cap Value, L.P.(19) One Penn Plaza, Suite 4720 New York, NY 10119	320,900	5.1
Sol Price(3)(20) 7979 Ivanhoe Avenue, Suite 520 La Jolla, CA 92037	1,737,599	27.8
PSC, S.A. P.O. Box 0832-1384 World Trade Center Panama, Republic of Panama	679,500	10.9
All executive officers and directors as a group (17 persons)(21)	2,662,923	40.6

*
Less than 1%.

(1)
Except as indicated, the address of each person named in the table is c/o PriceSmart, Inc., 4649 Morena Blvd., San Diego, California 92117.

(2)
Beneficial ownership of directors, executive officers and 5% or more stockholders includes both outstanding shares and shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after the date of this table. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock beneficially owned by them.

(3)
Robert E. Price, James F. Cahill, Murray L. Galinson, Jack McGrory and Sol Price are directors of The Price Family Charitable Fund (the "Fund"). As such, for purposes of this table, they are each deemed to beneficially own 664,382 shares held by the Fund. Each of Robert E. Price, James F. Cahill, Murray L. Galinson, Jack McGrory and Sol Price has shared voting and dispositive powers with respect to, and disclaims beneficial ownership of, the shares held by the Fund. Robert E. Price, James F. Cahill, Murray L. Galinson, Jack McGrory and Sol Price also are co-managers of The Price Group LLC (the "Price Group"). As such, for purposes of this table, they are each deemed to beneficially own 165,577 shares held by the Price Group. Each of Robert E. Price, James F. Cahill, Murray L. Galinson, Jack McGrory and Sol Price has shared voting and dispositive powers with respect to, and disclaims beneficial ownership of, the shares held by the Price Group. If the percentages of shares of Common Stock beneficially owned by Robert E. Price, James F. Cahill, Murray L. Galinson, Jack McGrory and Sol Price were calculated without regard to the shares held by the Fund or the Price Group, they would own 9.9%, 0.9%, 0.1%, 0.0% and 14.6%, respectively, of the Common Stock.

(4)
Includes 291,467 shares held by the Robert and Allison Price Trust, of which Mr. Price is a trustee, 304,600 shares held by the Robert & Allison Price Charitable Remainder Trust, of which Mr. Price is a trustee, and 22,854 shares held by a trust for the benefit of Mr. Price's minor children, of which Mr. Price is a trustee.

(5)
Includes 61,463 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 500 shares held by Mr. Partida as custodian for his minor child (UGMA-CA). Also includes 1,425 shares held in a tenants in common account with two other individuals and 1,363 shares held in a tenants in common account with one other individual. Each of these individuals has shared dispositive power with respect to the shares in their respective accounts. Also includes 1,205 shares held in an Individual Retirement Account maintained by Mr. Partida's wife.

(6)
Includes 22,137 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(7)
Includes 1,750 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 51,368 shares held by a trust for the benefit of Sol Price's grandchildren, of which Mr. Cahill is a trustee. Mr. Cahill disclaims beneficial ownership of the shares held by the trust.

(8)
Includes 750 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(9)
Includes 8,637 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 900 shares held in a trust of which Ms. Hensley is a beneficiary and for which she serves as trustee.

(10)
Includes 8,637 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(11)
Includes 8,637 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 4,316 shares held by the Krause Family Limited Partnership, of which Mr. Krause is a general partner.

(12)
Includes 750 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(13)
Includes 750 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 679,500 shares held by PSC, S.A., of which Mr. Zurcher is a principal. Mr. Zurcher disclaims beneficial ownership of the shares held by PSC, S.A.

(14)
Includes 23,750 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 8,750 shares held for Mr. Gans' account in a profit sharing and 401(k) plan maintained by his former employer.

(15)
Includes 50,620 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Mr. May terminated employment with the Company as of November 30, 2001. Accordingly, all vested options must be exercised by Mr. May within 90 days of November 30, 2001.

(16)
Includes 34,000 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 24,364 shares held by a family trust.

(17)
Includes 22,000 shares subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(18)
Includes 70,300 shares held by Performance Capital II, L.P. and 57,300 shares held by Performance Offshore, Ltd.

(19)
Includes 120,359 shares held by Wynnefield Partners Small Cap Value, L.P.—I and 63,520 shares held by Wynnefield Small Cap Value Offshore Fund, Ltd.

(20)
Includes 869,046 shares held by the Price Family Charitable Trust, of which Mr. Price is trustee, and 38,594 shares held by the Sol and Helen Price Trust, of which Mr. Price is a trustee.

(21)
See notes (3)-(16). Also includes (a) 32,567 shares beneficially owned by Kevin C. Breen, 29,591 of which are subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table, (b) 10,738 shares beneficially owned by John D. Hildebrandt, 7,000 of which are subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table and (c) 24,100 shares beneficially owned by William J. Naylon, 16,500 of which are subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

PROPOSAL 1

ELECTION OF DIRECTORS

    The Board of Directors of the Company has nominated and recommends for election as directors the following ten persons to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and shall qualify. All of the nominees are presently directors of the Company, and following the Annual Meeting there will be no vacancies on the Board. The enclosed Proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the present Board of Directors to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors does not believe at this time that any substitute nominee or nominees will be required. In the event that a nominee for director is proposed at the Annual Meeting, the enclosed proxy may be voted in favor of or against such nominee or any other nominee proposed by the Board of Directors.

    In June 2000, the Company acquired the 40% interest in its PSMT Caribe, Inc. subsidiary held by PSC, S.A. for 679,500 shares of the Company's common stock. The Company already owned the remaining 60% of PSMT Caribe. In connection with the Company's acquisition of the 40% minority interest in PSMT Caribe, the Company agreed to give PSC opportunities to have representation on the board of directors of PSMT Caribe and the Company's Board of Directors. PSC selected Mr. Zurcher as its designee to serve on the Company's Board of Directors.

    The table below indicates the name, position with the Company and age of each nominee for director as of December 15, 2001:

Name	Position	Age
Robert E. Price	Chairman of the Board	59
Gilbert A. Partida	President, Chief Executive Officer and Director	39
Rafael E. Barcenas	Director	57
James F. Cahill	Director	46
Murray L. Galinson	Director	64
Katherine L. Hensley	Director	64
Leon C. Janks	Director	52
Lawrence B. Krause	Director	71
Jack McGrory	Director	52
Edgar A. Zurcher	Director	51

Information Regarding Directors

    Robert E. Price has been Chairman of the Board of the Company since July 1994 and served as President and Chief Executive Officer of the Company from July 1994 until January 1998. Mr. Price also served as Chairman of the Board of Price Enterprises, Inc. ("PEI"), from July 1994 until November 1999 and was President and Chief Executive Officer of PEI from July 1994 until September 1997. Mr. Price was Chairman of the Board of Price/Costco, Inc. ("Costco") from October 1993 to December 1994. From 1976 to October 1993, he was Chief Executive Officer and a director of The Price Company ("TPC"). Mr. Price served as Chairman of the Board of TPC from January 1989 to October 1993, and as its President from 1976 until December 1990.

    Gilbert A. Partida has been a director of the Company since July 1997 and has been President and Chief Executive Officer of the Company since January 1998. Mr. Partida was President and Chief Executive Officer of the Greater San Diego Chamber of Commerce from January 1993 until

December 1997. Prior to joining the Chamber of Commerce, Mr. Partida was an attorney with the law firm of Gray, Cary, Ames & Frye in San Diego, California from 1987 to 1992.

    Rafael E. Barcenas has been a director of the Company since April 1998. Mr. Barcenas has also been a director and officer of PriceSmart Panama, S.A. (formerly known as PriceCostco de Panama, S.A.) and PriceSmart Real Estate, S.A. (formerly known as PB Real Estate, S.A.), which are subsidiaries of the Company, since their formation in September 1995 and July 1997, respectively. Additionally, Mr. Barcenas has been a principal of BB&M International Trading Group, a Panamanian company (which previously owned 49% of both PriceCostco de Panama, S.A. and P. B. Real Estate, S.A.), from March 1995 until March 2000. Mr. Barcenas has been General Director of Boyd, Barcenas, S.A., the largest advertising agency in Panama, since April 1971.

    James F. Cahill has been a director of the Company since November 1999 and has served as a director of PEI since August 1997. In September 2001, PEI completed a merger transaction with its former parent, Excel Legacy Corporation, a Delaware corporation ("Legacy"), pursuant to which a subsidiary of PEI was merged with and into Legacy. Upon completion of the merger, Legacy became a wholly owned subsidiary of PEI, which changed its name to Price Legacy Corporation ("Price Legacy"), and Mr. Cahill continues to serve as a director. Additionally, Mr. Cahill has been Executive Vice President of Price Entities since January 1987. In this position he has been responsible for the oversight and investment activities of the financial portfolio of Sol Price, founder of TPC and related entities. Prior to 1987, Mr. Cahill was employed by TPC for ten years, with his last position being Vice President of Operations.

    Murray L. Galinson has been a director of the Company since November 2000. Mr. Galinson served as a director of PEI from August 1994 until November 1999. Additionally, Mr. Galinson has been Chairman of the Board of San Diego National Bank since May 1996 and has served as a director of San Diego National Bank since its inception in 1981. Mr. Galinson also served as President and Chief Executive Officer of San Diego National Bank from September 1984 to September 1997 and was Chairman of the Board and Chief Executive Officer of SDNB Financial Corporation from 1985 to 1997.

    Katherine L. Hensley has been a director of the Company since July 1997 and served as a director of PEI from December 1994 until July 1997. She is a lawyer and a retired partner of the law firm of O'Melveny & Myers in Los Angeles, California. Ms. Hensley joined O'Melveny & Myers in 1978 and was a partner from 1986 to February 1992. From 1994 to 2000, Ms. Hensley served as a trustee of Security First Trust, an open-end investment management company registered under the Investment Company Act of 1940.

    Leon C. Janks has been a director of the Company since July 1997 and served as a director of PEI from March 1995 until July 1997. He has been a partner in the accounting firm of Green, Hasson & Janks LLP in Los Angeles, California since 1980. Mr. Janks also serves on the board of directors of Expert Ease Software, Inc., a privately held corporation. Mr. Janks has extensive experience in domestic and international business serving a wide variety of clients in diverse businesses and is a Certified Public Accountant.

    Lawrence B. Krause has been a director of the Company since July 1997. Mr. Krause has been a Professor and the Director of the Korea-Pacific Program at the Graduate School of International Relations and Pacific Studies at the University of California, San Diego since 1986. He became a Professor Emeritus in 1997. Mr. Krause also serves on advisory boards for a number of institutions including the Institute for International Economics, the Korea Economic Institute, the Committee on Asian Economic Studies and the U.S. National Committee for Pacific Economic Cooperation.

    Jack McGrory has been a director of the Company since November 2000. Mr. McGrory serves as Chairman of the Board of Price Legacy, and was President and Chief Executive Officer of PEI from

September 1997 until November 1999. Mr. McGrory also serves as a director of the San Diego Padres, L.P. and was its Executive Vice President and Chief Operating Officer from September 1999 until August 2000. He is also President of Downtown Development, Inc., which is responsible for coordinating construction of the new San Diego Padres ballpark and the San Diego Padres' commercial real estate activities. From March 1991 through August 1997, Mr. McGrory served as City Manager of San Diego.

    Edgar A. Zurcher has been a director of the Company since November 2000. Mr. Zurcher has also been a director and officer of PSMT Caribe, Inc., a subsidiary of the Company, since its inception in December 1998. Additionally, Mr. Zurcher has been a director of PSC, S.A. (which previously owned 49% of PSMT Caribe, Inc.) since its inception in September 1998. Mr. Zurcher is also the managing partner of the law firm Zurcher, Montoya and Zurcher in Costa Rica. Additionally, he is Chairman of Banca Promerica (Costa Rica) and is a director of Banco Promerica (El Salvador) and a director of Banco Promerica (Honduras).

Information Regarding the Board

Board Meetings

    The Company's Board of Directors held six meetings during fiscal 2001. Except for Mr. Barcenas (who resides in Panama) and Mr. Zurcher (who resides in Costa Rica), no nominee for director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he or she served.

Committees of the Board

    Audit Committee.  The Audit Committee, which consists of Messrs. Janks and Krause and Ms. Hensley, held six meetings during fiscal 2001. The Audit Committee reviews the annual audits of the Company's independent public accountants, reviews and evaluates internal accounting controls, recommends the selection of the Company's independent public accountants, reviews and passes upon (or ratifies) related party transactions, and conducts such reviews and examinations as it deems necessary with respect to the practices and policies of, and the relationship between the Company and its independent public accountants.

    Compensation Committee.  The Compensation Committee, which consists of Ms. Hensley and Mr. Krause, held four meetings during fiscal 2001. The Compensation Committee reviews salaries, bonuses and stock options of executive officers of the Company and administers the Company's executive compensation policies and stock option plans.

    Nominating Committee.  The Nominating Committee, which consists of Ms. Hensley and Mr. Price, did not hold any meetings during fiscal 2001. The Nominating Committee recommends candidates to fill vacancies on the Board of Directors or any committee thereof, which vacancies may be created by the departure of any directors, or the expansion of the number of members of the Board. The Nominating Committee gives appropriate consideration to qualified persons recommended by stockholders for nomination as directors provided that such recommendations are accompanied by information sufficient to enable the Nominating Committee to evaluate the qualifications of the nominee.

    Executive Committee.  The Executive Committee, which consists of Messrs. Price, Partida and Janks, did not hold any meetings during fiscal 2001. The Executive Committee has all powers and rights necessary to exercise the full authority of the Board of Directors in the management of the business and affairs of the Company, except as provided in the Delaware General Corporation Law or the Bylaws of the Company.

    Finance Committee.  The Finance Committee, which consists of Messrs. Janks, Cahill, Krause, Partida and Price and Ms. Hensley, held four meetings during fiscal 2001. The Finance Committee reviews and makes recommendations with respect to (i) annual budgets, (ii) investments, (iii) financing arrangements and (iv) the creation, incurrence, assumption or guaranty by the Company of any indebtedness, obligation or liability, except, in each case, for any such transactions entered into in the ordinary course of business of the Company.

    Real Estate Committee.  The Real Estate Committee, which consists of Messrs. Cahill, McGrory and Price, was established in November 2001. The Real Estate Committee reviews and approves the material terms (including the proposed site plan) upon which the Company leases and purchases the real estate on which the Company constructs and operates its warehouse club facilities.

Compensation of the Directors

    Each non-employee director of the Company receives $20,000 per year for serving on the Board of Directors and an additional $5,000 per year for serving as chairman of any committee of the Board. In addition, non-employee directors who serve on committees of the Board (in a capacity other than chairman of a committee) receive $500 for each meeting attended. The chairman or vice chairman of any committee may receive additional compensation to be fixed by the Board. Each director is eligible to receive stock grants and stock options pursuant to the Company's 1997 Stock Option Plan and 1998 Equity Participation Plan. Each director also is eligible to receive stock options pursuant to the Company's 2001 Equity Participation Plan, subject to the approval of the adoption of such plan by the Company's stockholders at the Annual Meeting. Under the 1997 Stock Option Plan, non-employee directors are entitled to receive initial grants of non-qualified stock options to purchase 3,000 shares of Common Stock upon becoming directors of the Company and additional grants of options to purchase 1,000 shares of Common Stock on the date of each annual meeting of stockholders at which the director is reelected to the Board. Non-employee directors joining the Board after July 1998 also are eligible to receive grants of non-qualified options under the 1998 Equity Participation Plan upon purchases of shares of the Company's Common Stock. For each such director who has purchased at least 500 shares of common stock on or after September 1, 1997, such person automatically will be granted a non-qualified stock option to purchase a number of shares of Common Stock equal to the difference between (i) three times the number of such shares of Common Stock actually purchased and (ii) the number of shares of Common Stock subject to options previously granted to such director under the 1998 Equity Participation Plan. No director, however, may receive options under the 1998 Equity Participation Plan that are exercisable for more than 8,146 shares of Common Stock.

    Directors also receive reimbursement for travel expenses incurred in connection with their duties as directors.

Recommendation of the Board of Directors

    The Board of Directors recommends that stockholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on the accompanying Proxy.

EXECUTIVE OFFICERS OF THE COMPANY

    The executive officers of the Company and their ages as of December 15, 2001 are as follows:

Name	Position	Age
Gilbert A. Partida	President and Chief Executive Officer	39
Kevin C. Breen	Executive Vice President—Operations	41
Robert M. Gans	Executive Vice President, Secretary and General Counsel	52
John D. Hildebrandt	Executive Vice President—Central American & Caribbean Operations	43
Thomas D. Martin	Executive Vice President—Merchandising	45
William J. Naylon	Executive Vice President—Merchandising	39
Allan C. Youngberg	Executive Vice President and Chief Financial Officer	49

    Gilbert A. Partida has been a director of the Company since July 1997 and has been President and Chief Executive Officer of the Company since January 1998. Mr. Partida was President and Chief Executive Officer of the Greater San Diego Chamber of Commerce from January 1993 until December 1997. Prior to joining the Chamber of Commerce, Mr. Partida was an attorney with the law firm of Gray, Cary, Ames & Frye in San Diego, California from 1987 to 1992.

    Kevin C. Breen has been Executive Vice President of the Company since September 1999 and served as Senior Vice President of the Company from August 1997 to August 1999. Mr. Breen previously served as Executive Vice President of Price Ventures, Inc., a subsidiary of PEI, from February 1997 until August 1997, overseeing operational and construction management areas for the international merchandising business. Prior to joining PEI as Vice President in August 1994, Mr. Breen served as Vice President of Costco from October 1993 to December 1994 and previously served in various management roles for TPC.

    Robert M. Gans has been Executive Vice President, General Counsel and Secretary of the Company since August 1997 and was Executive Vice President and General Counsel of PEI from October 1994 until July 1997. Mr. Gans graduated from the UCLA School of Law in 1975 and actively practiced law in private practice from 1975 until 1994. From 1988 until October 1994, Mr. Gans was the senior member of the law firm of Gans, Blackmar & Stevens, A.P.C., of San Diego, California.

    John D. Hildebrandt has been Executive Vice President—Central America and Caribbean Operations of the Company since July 2001 and served as Senior Vice President of the Company from September 2000 until July 2001. Mr. Hildebrandt previously served as Vice President of the Company from September 1998 until August 2000, overseeing operations in Central America. Mr. Hildebrandt served as the Company's Country Manager in the Philippines and Panama from 1996 until August 1998. Prior to joining PEI as Country Manager in 1996, Mr. Hildebrandt was a Senior Operations Manager of Costco from 1994 through 1996, and had served in various management roles for TPC since 1979.

    Thomas D. Martin has been Executive Vice President of the Company since October 1998 and served as Senior Vice President of the Company from August 1997 to September 1998. Mr. Martin previously served as Vice President of PEI from August 1994 until July 1997, directing merchandising strategies and product sourcing for its international merchandising business, in addition to managing its trading company activities. Prior to joining PEI as Vice President in August 1994, Mr. Martin served as Vice President of Costco from October 1993 to December 1994 and had served in various management roles for TPC.

    William J. Naylon has been Executive Vice President—Merchandising of the Company since July 2001 and served as Senior Vice President of the Company from March 1998 until July 2001. From September 1995 through February 1998, Mr. Naylon was Managing Director for PriceSmart's licensee warehouse club operation in Indonesia. Prior to joining PriceSmart, Mr. Naylon was a General Manager for Costco and had served in various management roles for TPC.

    Allan C. Youngberg has been Executive Vice President and Chief Financial Officer of the Company since July 1999. From January 1993 until July 1999, Mr. Youngberg had been Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Cost-U-Less, Inc. Prior to joining Cost-U-Less, Mr. Youngberg was President and shareholder of Youngberg & Schumacher, P.S., a certified public accounting firm in Bellevue, Washington, which Mr. Youngberg founded in 1984 and sold in December 1992. Mr. Youngberg is a Certified Public Accountant.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following table sets forth certain information concerning compensation for the fiscal years ended August 31, 2001, August 31, 2000, and August 31, 1999 received by the Chief Executive Officer and the four most highly compensated executive officers other than the chief executive officer of the Company who were serving as executive officers at the end of the last completed fiscal year (the "Named Executive Officers").

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Number of Securities Underlying Options(#)(1)
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	Other Annual Compensation		All Other Compensation(1)
Gilbert A. Partida President and Chief Executive Officer	2001 2000 1999	$274,992 274,992 256,862	$0 190,000 100,000	$0 0 0	9,000 0 0	$7,717 9,600 0
Kurt A. May(2) Former Executive Vice President and Chief Operating Officer	2001 2000 1999	225,000 222,916 176,539	0 60,000 50,000	0 0 0	0 0 81,250	4,500 2,259 0
Robert M. Gans Executive Vice President, General Counsel and Secretary	2001 2000 1999	180,000 179,583 175,000	0 45,000 40,000	0 0 0	5,000 0 0	5,288 9,600 9,850
Allan C. Youngberg(3) Executive Vice President and Chief Operating Officer	2001 2000 1999	190,000 189,999 18,756	0 80,000 5,000	0 0 0	5,000 10,000 50,000	5,067 0 0
Thomas D. Martin Executive Vice President —Merchandising	2001 2000 1999	170,000 168,749 155,000	0 45,000 35,000	0 0 0	5,000 0 0	6,800 9,600 9,850

(1)
Consists of profit sharing and 401(k) matching contributions made by the Company under the Company's Retirement Plan.

(2)
Mr. May commenced employment with the Company on October 14, 1998. The amount shown in the salary column for fiscal 1999 reflects amounts actually paid to Mr. May during fiscal 1999. Mr. May's employment with the Company terminated as of November 30, 2001.

(3)
Mr. Youngberg commenced employment with the Company on July 27, 1999. The amount shown in the salary column for 1999 reflects amounts actually paid to Mr. Youngberg during fiscal 1999.

Option Grants During Fiscal 2001

    The following table sets forth certain information with respect to options to purchase Common Stock granted during the fiscal year ended August 31, 2001 to each of the Named Executive Officers. The Company does not have any outstanding stock appreciation rights.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year(%)
Name			Exercise or Base Price per Share ($/SH)	Expiration Date
					5%	10%
Gilbert A. Partida	9,000	7.8%	$40.00	6/27/07	$122,434	$277,717
Kurt A. May	0	N/A	N/A	N/A	N/A	N/A
Robert M. Gans	5,000	4.3%	40.00	6/27/07	68,019	154,312
Allan C. Youngberg	5,000	4.3%	40.00	6/27/07	68,019	154,312
Thomas D. Martin	5,000	4.3%	40.00	6/27/07	68,019	154,312

(1)
The potential realizable values are based on an assumption that the stock price of the Company's Common Stock will appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code of 1986, as amended (the "Code), and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting. These amounts are calculated based on the requirements promulgated by the Commission and do not reflect the Company's estimate of future stock price growth of the shares of the Company's Common Stock.

Options Exercised During Fiscal 2001 and Option Values

    The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the fiscal year ended August 31, 2001, and the unexercised options held and the value thereof at that date, for each of the Named Executive Officers.

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year End(#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1) Exercisable/ Unexercisable
Gilbert A. Partida	0	$0	84,750/64,750	$2,235,270/$1,498,340
Kurt A. May(2)	0	0	32,500/48,750	$869,375/$1,304,062
Robert M. Gans	38,975	910,426	21,750/19,500	$583,845/$404,230
Allan Youngberg	0	0	22,000/43,000	$112,500/$202,500
Thomas D. Martin	7,772	188,022	30,000/25,000	$796,440/$545,960

(1)
Based on the closing sale price of the Common Stock on Monday, August 31, 2001 ($43.00), as reported by the Nasdaq National Market, less the option exercise price.

(2)
Mr. May's employment with the Company terminated as of November 30, 2001. As a result, 30,630 of his options that were unexercisable at August 31, 2001 will not become exercisable and will be canceled. The value of the options that were unexercisable at August 31, 2001 that became exercisable prior to Mr. May's termination is $484,710, based on the closing sale price of the Common Stock on August 31, 2001.

The Retirement Plan of PriceSmart, Inc.

    In 1998, the Company established a retirement plan (the "Retirement Plan"). The Retirement Plan has terms and conditions substantially similar to The Price Enterprises, Inc. Profit Sharing and 401(k) Plan (the "PEI Plan"), of which PriceSmart was a sponsor from the time of the spin-off of the Company from PEI until the establishment of the Retirement Plan. The Retirement Plan is a split up of that portion of the PEI Plan which is attributable to employees of the Company.

    The Retirement Plan is designed to be a "qualified" plan under applicable provisions of the Code, covering all employees who have completed one year of service, as defined in the Retirement Plan. Each year, participants may contribute up to 15% of their pre-tax annual compensation (as defined in the Retirement Plan) up to the maximum allowable by the Internal Revenue Code. Participants may also contribute amounts representing distributions from other qualified plans. The Company makes a matching contribution equal to 100% of the participant's elective deferral up to an annual maximum of 4% of base compensation that a participant contributes to the plan. Although it has not expressed any intent to do so, the Company has the right under the Retirement Plan to discontinue its contributions at any time and to terminate the Retirement Plan, subject to the provisions of ERISA.

    All participants in the Retirement Plan are fully vested in their voluntary contributions and earnings thereon. Vesting in the remainder of a participant's account is based upon his or her years of service with the Company, PEI, Costco, TPC and certain affiliated parties. A participant is 50% vested after the completion of two years of service and 100% vested after the completion of his or her third year of service. A participant becomes fully vested in his or her entire account upon retirement due to permanent disability, attainment of age 65 or death. In the event of a termination of the Retirement Plan by the Company, participants will become fully vested in their accounts.

1997 PriceSmart Stock Option Plan

    In August 1997, the Company adopted the 1997 PriceSmart Stock Option Plan of PriceSmart, Inc. (the "1997 Plan"). The PriceSmart Stock Option Plan was approved by PEI as sole stockholder of the Company as of August 7, 1997. The principal purposes of the PriceSmart Stock Option Plan are to provide incentives for officers, employees and consultants of the Company and its subsidiaries through the granting of options, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ. In addition to options granted to officers, employees or consultants, the PriceSmart Stock Option Plan provides for formula grants of options to the Company's independent non-employee directors.

    The 1997 Plan provides for option grants covering up to 700,000 shares of the Company's Common Stock. As of October 31, 2001, options to purchase an aggregate of 697,815 shares of the Company's Common Stock at prices ranging from $8.59 to $41.25 had been granted under the 1997 Plan (not including shares subject to options that have been cancelled), and 2,185 shares remained available for future grant under the 1997 Plan.

1998 Equity Participation Plan

    In July 1998, the Board of Directors adopted the 1998 Equity Participation Plan of PriceSmart, Inc. (the "1998 Plan"). The 1998 Plan was subsequently approved by the Company's stockholders at the 1999 Annual Meeting of Stockholders. The principal purposes of the 1998 Plan are to provide incentives for directors, officers, employees and consultants of the Company and its subsidiaries through the granting of options, restricted stock and other awards ("Awards"), thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

    The 1998 Plan provides that the Compensation Committee of the Company's Board of Directors or a subcommittee thereof may grant or issue incentive stock options, non-qualified stock options, stock purchase rights, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Under the stock purchase feature of the 1998 Plan, the committee may grant to any consultant or employee the right to purchase shares of Common Stock under the 1998 Plan ("Stock Purchase Rights") from time to time, in such amounts and subject to such terms and conditions as the committee may determine, and, at the discretion of the committee, such determinations may include determining categories of employees and the number of shares to be made available to employees in each such category. The 1998 Plan further provides that each independent director as of the date of the adoption by the Board of the 1998 Plan automatically shall be granted, on the date of such adoption, a Stock Purchase Right to purchase a number of shares of Common Stock equal to the difference between (i) 2,716 shares of Common Stock and (ii) the number of shares of Common Stock purchased by such independent director since September 1, 1997 (other than purchases pursuant to the exercise of an option granted pursuant to any stock option plan of the Company). A person who is initially elected to the Board after the adoption by the Board of the Equity Plan and who is an independent director at the time of such initial election automatically shall be granted a Stock Purchase Right to purchase 2,716 shares of Common Stock on the date of such initial election. The purchase price for shares of Common Stock purchased pursuant to any Stock Purchase Right granted under the Equity Plan shall be no less than the fair market value of such Common Stock as of the date of purchase.

    Under the 1998 Plan, the committee may in its discretion allow payment, in whole or in part, through the delivery of a full recourse, limited recourse or non-recourse (as determined by the committee) promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the committee or the Board. The committee may prescribe the form of such promissory note and the security to be given for such note. However, Common Stock may not be purchased pursuant to a Stock Purchase Right by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law or by any agreement to which the Company is a party.

    The 1998 Plan provides for Awards covering up to 700,000 shares of the Company's Common Stock. As of October 31, 2001, options to purchase an aggregate of 688,181 shares of the Company's Common Stock at prices ranging from $14.75 to $40.88 had been granted under the 1998 Plan (not including shares subject to options that have been cancelled), 80,421 shares of Common Stock had been issued under the stock purchase provisions of the 1998 Plan, and 11,819 shares remained available for future grant under the 1998 Plan.

Compensation Committee Membership, Interlocks and Insider Participation

    During fiscal year 2001, the Company's Compensation Committee consisted of Ms. Hensley and Messrs. Galinson and Krause. Mr. Galinson resigned from the Compensation Committee effective November 5, 2001. There were no insider participations nor compensation committee interlocks among the members of the committee during fiscal 2001. Except as set forth below, the committee has at all times been composed solely of independent, non-employee directors.

    From time to time during fiscal 2001, members of the Company's management used a private plane owned in part by PFD Ivanhoe, Inc. to travel to business meetings in Central America and the Caribbean. The Price Group, LLC owns 100% of the stock of PFD Ivanhoe. The Price Group, LLC's members include Mr. Galinson. When the Company uses the plane, it reimburses PFD Ivanhoe for a portion of a fixed management fee and additional expenses PFD Ivanhoe incurs based on the number of hours flown. The Company also reimburses PFD Ivanhoe for direct charges associated with use of the plane, including landing fees, international fees and catering. During fiscal 2001, the Company paid PFD Ivanhoe $795,513 to cover the costs associated with the Company's use of the plane.

Compensation Committee Report on Executive Compensation

    The Compensation Committee reviews the compensation of the Chief Executive Officer, Chief Financial Officer and other Executive Vice Presidents of the Company ("Executive Officers"). The committee is responsible for reviewing salaries, bonuses and perquisites (if any) of the Executive Officers. The committee also administers the Company's compensation plans for the Company's Executive Officers, including the Company's stock option plans and the granting of options and any other awards thereunder.

  General Compensation Philosophy

    The Company's executive compensation policies are designed to meet the following objectives: (i) to attract and retain talented executives; (ii) to reward appropriately individual achievement; and (iii) to enhance the financial performance of the Company, and thus stockholder value, by significantly aligning the financial interests of the Company's executives with those of its stockholders. To accomplish these objectives the Company's executive compensation program may include: (i) annual base salaries; (ii) cash bonuses; and (iii) stock option grants and a stock purchase program aligned with stock option grants.

    Executive Officers also participate in other benefit plans available to employees generally, including the Company's Retirement Plan and a medical plan.

  Annual Base Salaries and Bonuses

    The committee determines base salaries of the Executive Vice Presidents by considering the recommendations of the Chief Executive Officer together with such factors as job complexity, level of responsibility, how the position relates to the Company's long-term strategic goals, and the particular individual's skills, experience, background and performance. While there are no pre-established weightings given to these factors, particular importance is placed on attracting and retaining quality individuals in order to establish and secure an effective executive team for the Company. During the past fiscal year the committee approved a $20,000 increase to the base salary of the Company's Executive Vice President and Chief Financial Officer (Allan Youngberg) from $190,000 to $210,000, a $20,000 increase to the base salary of the Company's Executive Vice President—Secretary and General Counsel (Robert Gans) from $180,000 to $200,000, a $$20,000 increase to the base salary of the Company's Executive Vice President—Merchandising (Thomas Martin) from $170,000 to $190,000, a $22,500 increase to the base salary of the Company's Executive Vice President—Operations (Kevin Breen) from $170,000 to $192,500, a $20,000 increase to the base salary of the Company's Executive Vice President—Central America and Caribbean Operations (John Hildebrandt) from $157,000 to $177,000, and a $22,500 increase to the base salary of the Company's Executive Vice President—Merchandising (William Naylon) from $159,000 to $181,500. All increases became effective on September 1, 2001.

    The Company's annual bonus program is designed to reward the Company's Executive Officers for individual achievement in supporting the fulfillment of corporate objectives, subject to the Company exceeding certain financial criteria. Because that criteria was not exceeded by the Company, bonuses were not granted for the past fiscal year.

  Stock Options and Stock Purchase Program

    The long-term incentive aspect of the Company's executive compensation program is realized primarily by the granting of stock options. Stock option awards are viewed as a particularly effective tool to attract experienced and talented employees and to encourage their long-term quality performance with the Company. Since the value of the stock option is dependent upon stock performance, the stock option program directly aligns employee compensation with the interests of the Company's stockholders.

    Stock options are granted by the committee based upon the recommendations of senior management. Stock options generally are granted at a price equal to the fair market value of a share of the Company's Common Stock as of the date of committee approval of the grant or the effective date of grant. The Company granted two types of options to officers and employees following the spin-off of the Company from PEI: (i) standard options granted at an exercise price equal to the average closing sale price of the Company's Common Stock in the twenty trading days commencing with the sixth day following the spin-off; and (ii) Replacement Options granted with terms, including exercise price, meant to preserve the inherent value of PEI options held by individuals employed by PEI prior to the spin-off. Stock options generally are exercisable at the rate of 20% per year, thereby providing an incentive for the grantee to remain with the Company; Replacement Options are exercisable at a rate consistent with the PEI options that they replaced. In the fiscal year ended August 31, 1998, the Company expanded its executive compensation program to include an opportunity for executive officers to purchase stock directly from the Company at fair market value. The Company provides financing for such purchases and grants additional options to those executive officers who make such purchases. In authorizing such stock purchases and in making option grants, the committee considers the anticipated future performance of the employee and that individual's ability to impact positively the achievement of the Company's objectives. During the past fiscal year, the committee authorized new stock option grants for Messrs. Partida, Youngberg, Gans, Martin, Breen, Hildebrandt and Naylon.

  Chief Executive Officer Compensation

    Gilbert A. Partida is the President and Chief Executive Officer of the Company. The committee considered Mr. Partida's background, abilities and potential for successfully implementing the Company's business objectives in its approval in December 1997 of Mr. Partida's annual base salary ($225,000), which was increased by $50,000 in January 1999, in recognition of Mr. Partida's exceptional performance during the prior year. During the past fiscal year, the committee approved an $80,000 increase to the base salary of Mr. Partida from $275,000 to $355,000, effective September 1, 2001, in view of the significant effort extended by Mr. Partida in the effective implementation of the Company's business goals. The committee has not commissioned any independent surveys to determine competitive compensation because the committee considers Mr. Partida's total compensation package to be reasonable in view of his position and responsibilities with the Company, as well as the positive effect Mr. Partida has had in positioning the Company for growth.

  Omnibus Budget Reconciliation Act Implications for Executive Compensation

    It is the responsibility of the Board (or the Compensation Committee) to address the issues raised by the tax laws which make certain non-performance-based compensation to executives of public companies in excess of $1,000,000 non-deductible to the Company. In this regard, a determination must be made as to whether any actions with respect to this limit should be taken by the Company. At this time, it is not anticipated that any executive officer will receive compensation in excess of this limit. Nevertheless, the Company has sought to comply with the requirements of Section 162(m) of the Code, so that awards granted under the 1998 Plan qualify as "incentive based compensation" that will not count against the $1,000,000 limit on deductibility. Such compliance includes seeking stockholder approval of the 1998 Plan at the 1999 Annual Meeting of Stockholders and the 2001 Equity Participation Plan at the 2002 Annual Meeting of Stockholders. Additional action will be taken if it is warranted in the future.

  Summary

    The committee believes that the above-described cash compensation program and long-term incentives (in the form of stock option awards and stock purchase rights) provide appropriate alignment of the long-term interests of the Company's Executive Officers, the Company and its stockholders.

Murray Galinson
Katherine Hensley
Lawrence Krause

Audit Committee Report

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. All committee members satisfy the definition of independent director as established in the National Association of Securities Dealers listing standards. The Board of Directors adopted a written charter for the Audit Committee on August 25, 1997, amended July 13, 2001, a copy of which was attached to the Proxy Statement for the Company's 2001 Annual Meeting of Stockholders.

    In fulfilling its oversight responsibilities, the committee reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The Company's independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles. Ernst & Young met with the committee and expressed its judgment as to the quality, not just the acceptability, of the Company's accounting principles and discussed other matters as required under generally accepted auditing standards. In addition, Ernst & Young discussed the auditors' independence from the Company and from the Company's management and delivered to the committee those matters to be set forth in written disclosures as required by the Independence Standards Board.

    The committee discussed with our independent auditors the overall scope and plan of their audit. The committee meets with the independent auditors, with and without our management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

    In reliance on the reviews and discussions referred to above, the committee has recommended that the audited financial statements be included in the Annual Report on Form 10-K for the year ended August 31, 2001 for filing with the Securities and Exchange Commission.

    This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Leon C. Janks
Katherine L. Hensley
Lawrence B. Krause

Employment Contracts

    Gilbert A. Partida entered into an employment agreement with the Company for a term of two years commencing January 12, 1998, which, during fiscal 2000, was extended three years, to January 11, 2003. Pursuant to this agreement, Mr. Partida initially was entitled to receive a base annual salary of

$225,000 and a signing bonus of $50,000. During fiscal 1999, the Compensation Committee approved an increase in Mr. Partida's base salary to $275,000. During fiscal 2001, the Compensation Committee approved an increase in Mr. Partida's base salary to $355,000, effective September 1, 2001. Under his employment agreement, Mr. Partida may not engage in any activities, with or without compensation, that would interfere with the performance of his duties or that would be adverse to the Company's interests, without the prior written consent of the Company. Mr. Partida is eligible to participate in the Company's bonus plan and to receive all other benefits offered to officers under the Company's standard company benefits practices and plans. Mr. Partida may terminate the agreement at any time on 120 days' prior written notice. The Company may terminate the agreement for cause upon immediate notice thereof, or upon the death or disability of Mr. Partida. In the event that the Company terminates the agreement for any reason other than cause, death or disability, Mr. Partida will be entitled to continuation of his base salary through January 11, 2003, payable in conformity with the Company's normal payroll period; provided, however, that the Company's obligation to pay such installments after such termination shall be reduced by any compensation he may receive from another employer during that period. The foregoing severance benefits are the exclusive benefits that would be payable to Mr. Partida by reason of his termination, and the Company is not obligated to segregate any assets or procure any investment in order to fund such severance benefits. The agreement also contains confidentiality provisions and other terms and conditions customary to executive employment agreements.

    Kevin C. Breen entered into an employment agreement with the Company in 1998, which, during fiscal 2001, was extended one year, to March 31, 2002. Pursuant to this agreement, as amended, Mr. Breen is entitled to receive a base annual salary of $192,500, effective September 1, 2001. Mr. Breen may not engage in any activities, with or without compensation, that would interfere with the performance of his duties or that would be adverse to the Company's interests, without the prior written consent of the Company. Mr. Breen is eligible to participate in the Company's bonus plan and to receive all other benefits offered to officers under the Company's standard company benefits practices and plans. Mr. Breen may terminate the agreement at any time on 90 days' prior written notice. The Company may terminate the agreement for cause upon immediate notice thereof, or upon the death or disability of Mr. Breen. In the event that the Company terminates the agreement for any reason other than cause, death or disability, Mr. Breen will be entitled to the continuation of his base salary for one year, payable in conformity with the Company's normal payroll period. If the agreement is not terminated then, upon expiration of the employment term, and if Mr. Breen's employment by the Company does not thereafter continue upon mutually agreeable terms, Mr. Breen shall be entitled to the continuation of his base salary for one year, reduced by any compensation he may receive from another employer during that year. The foregoing severance benefits are the exclusive benefits that would be payable to Mr. Breen by reason of his termination, and the Company is not obligated to segregate any assets or procure any investment in order to fund such severance benefits. The agreement also contains confidentiality provisions and other terms and conditions customary to executive employment agreements.

    Robert M. Gans entered into an employment agreement with PEI in 1994, which was amended and subsequently assumed by the Company upon the spin-off of the Company from PEI. The term of the agreement was extended one year during fiscal 2002 to October 16, 2002. Pursuant to this agreement, as amended, Mr. Gans is entitled to receive a base annual salary of $200,000. Mr. Gans may not engage in any activities, with or without compensation, that would interfere with the performance of his duties or that would be adverse to the Company's interests, without the prior written consent of the Company. Mr. Gans is eligible to participate in the Company's bonus plan and to receive all other benefits offered to officers under the Company's standard company benefits practices and plans. Mr. Gans may terminate the agreement at any time on 90 days' prior written notice. The Company may terminate the agreement for cause upon immediate notice thereof, or upon the death or disability of Mr. Gans. In the event that the Company terminates the agreement for any reason other than cause, death or disability, Mr. Gans will be entitled to the continuation of his base salary for one year, payable in conformity with the Company's normal payroll period, and to inclusion in the 1997 Stock Option Plan, Profit Sharing and 401(k) Plan and medical plans of the Company for the remainder of the term of the agreement. If the agreement is not terminated, then, upon expiration of the employment term, and if Mr. Gans' employment by the Company does not thereafter continue upon mutually agreeable terms, Mr. Gans shall be entitled to the continuation of his base salary for one year, reduced by any compensation he may receive from another employer during that year. The foregoing severance benefits are the exclusive benefits that would be payable to Mr. Gans by reason of his termination, and the Company is not obligated to segregate any assets or procure any investment in order to fund such severance benefits. The agreement also contains confidentiality provisions and other terms and conditions customary to executive employment agreements.

    John D. Hildebrandt entered into an employment agreement with the Company for a term of one year commencing June 1, 2001. Pursuant to this agreement, as amended, Mr. Hildebrandt is entitled to receive a base annual salary of $177,000. Mr. Hildebrandt may not engage in any activities, with or without compensation, that would interfere with the performance of his duties or that would be adverse to the Company's interests, without the prior written consent of the Company. Mr. Hildebrandt is eligible to participate in the Company's bonus plan and to receive all other benefits offered to officers under the Company's standard company benefits practices and plans. Mr. Hildebrandt may terminate the agreement at any time on 90 days' prior written notice. The Company may terminate the agreement for cause upon immediate notice thereof, or upon the death or disability of Mr. Hildebrandt. In the event that the Company terminates the agreement for any reason other than cause, death or disability, Mr. Hildebrandt will be entitled to the continuation of his base salary for one year, payable in conformity with the Company's normal payroll period. If the agreement is not terminated, then, upon expiration of the employment term, and if Mr. Hildebrandt's employment by the Company does not thereafter continue upon mutually agreeable terms, Mr. Hildebrandt shall be entitled to the continuation of his base salary for one year, reduced by any compensation he may receive from another employer during that year. The foregoing severance benefits are the exclusive benefits that would be payable to Mr. Hildebrandt by reason of his termination, and the Company is not obligated to segregate any assets or procure any investment in order to fund such severance benefits. The agreement also contains confidentiality provisions and other terms and conditions customary to executive employment agreements.

    Thomas D. Martin entered into an employment agreement with the Company in 1998, which, during fiscal 2001, was extended one year, to March 31, 2002. Pursuant to this agreement, as amended, Mr. Martin is entitled to receive a base annual salary of $190,000. Mr. Martin may not engage in any activities, with or without compensation, that would interfere with the performance of his duties or that would be adverse to the Company's interests, without the prior written consent of the Company. Mr. Martin is eligible to participate in the Company's bonus plan and to receive all other benefits offered to officers under the Company's standard company benefits practices and plans. Mr. Martin may terminate the agreement at any time on 90 days' prior written notice. The Company may terminate the agreement for cause upon immediate notice thereof, or upon the death or disability of Mr. Martin. In the event that the Company terminates the agreement for any reason other than cause, death or disability, Mr. Martin will be entitled to the continuation of his base salary for one year, payable in conformity with the Company's normal payroll period. If the agreement is not terminated, then, upon expiration of the employment term, and if Mr. Martin's employment by the Company does not thereafter continue upon mutually agreeable terms, Mr. Martin shall be entitled to the continuation of his base salary for one year, reduced by any compensation he may receive from another employer during that year. The foregoing severance benefits are the exclusive benefits that would be payable to Mr. Martin by reason of his termination, and the Company is not obligated to segregate any assets or procure any investment in order to fund such severance benefits. The agreement also contains confidentiality provisions and other terms and conditions customary to executive employment agreements.

    William J. Naylon entered into an employment agreement with the Company in 2000, which, during fiscal 2001, was extended one year, to March 31, 2002. Pursuant to this agreement, as amended, Mr. Naylon is entitled to receive a base annual salary of $181,000. Mr. Naylon may not engage in any activities, with or without compensation, that would interfere with the performance of his duties or that would be adverse to the Company's interests, without the prior written consent of the Company. Mr. Naylon is eligible to participate in the Company's bonus plan and to receive all other benefits offered to officers under the Company's standard company benefits practices and plans. Mr. Naylon may terminate the agreement at any time on 90 days' prior written notice. The Company may terminate the agreement for cause upon immediate notice thereof, or upon the death or disability of Mr. Naylon. In the event that the Company terminates the agreement for any reason other than cause, death or disability, Mr. Naylon will be entitled to the continuation of his base salary for one year, payable in conformity with the Company's normal payroll period. If the agreement is not terminated, then, upon expiration of the employment term, and if Mr. Naylon's employment by the Company does not thereafter continue upon mutually agreeable terms, Mr. Naylon shall be entitled to the continuation of his base salary for one year, reduced by any compensation he may receive from another employer during that year. The foregoing severance benefits are the exclusive benefits that would be payable to Mr. Naylon by reason of his termination, and the Company is not obligated to segregate any assets or procure any investment in order to fund such severance benefits. The agreement also contains confidentiality provisions and other terms and conditions customary to executive employment agreements.

    Allan C. Youngberg entered into an employment agreement with the Company for a term of two years commencing July 27, 1999 which has been extended one year to July 27, 2002. Pursuant to this agreement, as amended, Mr. Youngberg is entitled to receive a base annual salary of $210,000. Mr. Youngberg may not engage in any activities, with or without compensation, that would interfere with the performance of his duties or that would be adverse to the Company's interests, without the prior written consent of the Company. Mr. Youngberg is eligible to participate in the Company's bonus plan and to receive all other benefits offered to officers under the Company's standard company benefits practices and plans. Mr. Youngberg may terminate the agreement at any time on 90 days' prior written notice. The Company may terminate the agreement for cause upon immediate notice thereof, or upon the death or disability of Mr. Youngberg. In the event that the Company terminates the agreement during the period from August 13, 1999 to August 12, 2000 for any reason other than cause, death or disability, Mr. Youngberg will be entitled to the continuation of his base salary for the remainder of the term of the agreement payable in conformity with the Company's normal payroll period; if the Company so terminates the agreement after August 12, 2000, Mr. Youngberg shall be entitled to the continuation of his base salary for one year, payable in conformity with the Company's normal payroll period. If the agreement is not terminated, then, upon expiration of the employment term, and if Mr. Youngberg's employment by the Company does not thereafter continue upon mutually agreeable terms, Mr. Youngberg shall be entitled to the continuation of his base salary for one year, reduced by any compensation he may receive from another employer during that year. The foregoing severance benefits are the exclusive benefits that would be payable to Mr. Youngberg by reason of his termination, and the Company is not obligated to segregate any assets or procure any investment in order to fund such severance benefits. The agreement also contains confidentiality provisions and other terms and conditions customary to executive employment agreements.

PERFORMANCE GRAPH

    The graph below compares the cumulative total stockholder return on the shares of the Company's Common Stock during fiscal years 1998, 1999, 2000 and 2001 (commencing on September 2, 1997, the date on which the Company became a publicly-held corporation) with the cumulative total return of The Nasdaq Stock Market Index (US)(1) and the Nasdaq Retail Trade Index(2) over the same period (assuming the investment of $100 in the Common Stock, stocks comprising The Nasdaq Stock Market Index (US) and the stocks comprising the Nasdaq Retail Trade Stocks Index on September 2, 1997 and the reinvestment of all dividends).

Comparison of Cumulative Total Returns Since September 2, 1997(3)
Among PriceSmart, Inc., The Nasdaq Stock Market Index (US)
and the Nasdaq Retail Trade Stocks Index

(1)
The Nasdaq Stock Market Index (US) was prepared by the Center for Research in Security Prices and includes all U.S. Nasdaq Stock Market companies.

(2)
The Nasdaq Retail Trade Stocks Index was prepared by the Center for Research in Security Prices and includes all U.S. and foreign companies quoted and traded on Nasdaq that have a primary Standard Industrial Classification (SIC) Code in any of the following ranges: 5200-5599, 5700-5799 or 5900-5999.

(3)
Stockholder returns over the indicated period should not be considered indicative of future stockholder returns. The lines on the graph represent yearly index levels derived from compounded daily returns including all dividends. The indices are reweighted daily, using market capitalization on the previous trading day.

CERTAIN TRANSACTIONS

Relationships with the Price Family

    Sol Price beneficially owns approximately 27.8% of the outstanding Common Stock. Sol Price is the father of Robert E. Price, the Chairman of the Board of the Company. Robert E. Price beneficially owns approximately 23.1% of the outstanding Common Stock, including shares that may be deemed to be beneficially owned by Sol Price. Sol Price and Robert E. Price together beneficially own approximately 37.6% of the outstanding Common Stock.

    Relationship with Price Legacy.  Sol Price has beneficial ownership through various family and charitable trusts of approximately 16.4% of the Common Stock (the "Price Legacy Common Stock"), 29.9% of the 8 3/4% Series A Cumulative Redeemable Preferred Stock ("Price Legacy Series A Preferred Stock") and 8.5% of the 9% Series B Junior Convertible Redeemable Preferred Stock (the "Price Legacy Series B Preferred Stock") of Price Legacy, formerly known as Price Enterprises, Inc. ("PEI"). Robert E. Price beneficially owns approximately 16.4% of the Price Legacy Common Stock, 24.0% of the Price Legacy Series A Preferred Stock and 8.5% of the Price Legacy Series B Preferred Stock, including shares that may be deemed to be beneficially owned by Sol Price, and served as the Chairman of the Board of PEI until November 1999. James F. Cahill, Murray L. Galinson and Jack McGrory, directors of the Company, beneficially own approximately 12.2%, 12.4% and 12.0%, respectively, of the Price Legacy Series A Preferred Stock. Each of them also beneficially owns 16.4% of the Price Legacy Common Stock and 8.5% of the Price Legacy Series B Preferred Stock, including shares that may be deemed to be beneficially owned by Sol Price and Robert E. Price, and each is a director of Price Legacy.

    The Price Legacy Series A Preferred Stock votes together with the Price Legacy Common Stock with one tenth of one vote per share. In addition, holders of the Price Legacy Series A Preferred Stock currently are entitled to elect four members of Price Legacy's eight member board of directors. The Price Legacy Series B Preferred Stock votes together with the Price Legacy Common Stock on all matters submitted to a vote of stockholders, other than the election of directors, with a number of votes per share equal to the number of shares of Price Legacy Common Stock into which a share of Price Legacy Series B Preferred Stock is then convertible.

    The Company leases 42,000 square feet of office space from Price Legacy to house the Company's headquarters. The Company pays $27,117 per month pursuant to a two-year lease commencing August 26, 1997 with five renewal options of two years each, the first two of which have been exercised by the Company.

    Use of Private Plane.  From time to time during fiscal 2001, members of the Company's management used a private plane owned in part by PFD Ivanhoe, Inc. to travel to business meetings in Central America and the Caribbean. The Price Group, LLC owns 100% of the stock of PFD Ivanhoe, and James F. Cahill is an officer of PFD Ivanhoe. The Price Group, LLC's members include Sol Price, Robert E. Price, James F. Cahill, Murray Galinson and Jack McGrory. When the Company uses the plane, it reimburses PFD Ivanhoe for a portion of a fixed management fee and additional expenses PFD Ivanhoe incurs based on the number of hours flown. The Company also reimburses PFD Ivanhoe for direct charges associated with use of the plane, including landing fees, international fees and catering. During fiscal 2001, the Company paid PFD Ivanhoe $795,513 to cover the costs associated with the Company's use of the plane.

Promissory Notes

    In July 1999, Allan C. Youngberg purchased 3,658 shares of Common Stock pursuant to the stock purchase feature of the 1998 Plan. In connection with this purchase, Mr. Youngberg delivered to the Company a recourse promissory note in the amount of $149,978. The note bears interest at a rate of

5.85% per annum and has a term of six years. In August 1998, Kevin C. Breen and Thomas D. Martin purchased 7,750 and 10,000 shares of Common Stock, respectively, pursuant to the stock purchase feature of the 1998 Plan. These officers delivered to the Company promissory notes in the amounts of $84,087.50 and $108,500.00, respectively. In August 1998, the Gans Blackmar Stevens Profit Sharing Plan FBO Robert M. Gans purchased 8,750 shares of Common Stock pursuant to the stock purchase feature of the 1998 Plan and delivered to the Company a promissory note in the amount of $94,937.50. In August 1998, William J. Naylon purchased 7,500 shares of Common Stock pursuant to the stock purchase feature of the 1998 Plan and delivered to the Company a promissory note in the amount of $81,375. In October 1998, Kurt A. May purchased 8,750 shares of Common Stock pursuant to the stock purchase feature of the 1998 Plan and delivered to the Company a promissory note in the amount of $86,516. Mr. May paid this note in full on July 20, 2001. In April 2000, John Hildebrandt purchased 3,738 shares of Common Stock pursuant to the stock purchase feature of the 1998 Plan and delivered to the Company a promissory note in the amount of $149,987. The promissory notes delivered by Messrs. Breen, Martin, May, and Naylon, and the Gans Blackmar Stevens Profit Sharing Plan initially were non-recourse notes and bore interest at a rate of 6% per annum and had terms of six years. These notes were amended in June 1999 to become recourse notes, bearing interest at a rate of 5.85%. Mr. Hildebrandt's note is also a recourse note, bearing interest at a rate of 5.85%. All of the notes become immediately due and payable upon the termination of the employee's employment for any reason.

Relationships with Rafael Barcenas

    Rafael Barcenas is one of the directors of the Company. During fiscal 2001, the Company had the following transactions and relationships with either Mr. Barcenas or with entities with which he was affiliated:

    Sale of Excess Property in David, Panama.  In November 2000, PriceSmart Real Estate, S.A., a subsidiary of the Company, sold 15,400 square meters of excess land at its David, Panama location to an affiliate of Mr. Barcenas for $471,121.

    Purchase of Minority Interest in Trinidad and Tobago Business.  In July 2001, the Company agreed to purchase a two and one-half percent interest in PSMT Trinidad/Tobago Limited ("PSMT Trinidad") from an affiliate of Mr. Barcenas in exchange for 6,490 shares of the Company's Common Stock, $41.65 in cash and the Company's agreement to cancel a $40,000 debt obligation owed by Mr. Barcenas' affiliate to the Company. The parties completed the transaction in September 2001.

    Boyd, Barcenas, S.A.  Boyd, Barcenas, S.A. serves as the Company's advertising agency in Panama. Rafael E. Barcenas is the General Director of Boyd, Barcenas, S.A. During fiscal 2001, the Company paid $95,000 to Boyd, Barcenas, S.A. for advertising services.

Relationships with Edgar Zurcher

    Edgar Zurcher is one of the directors of the Company. Mr. Zurcher is the managing partner in the law firm Zurcher Montoya y Zurcher in Costa Rica. During fiscal year 2001, the firm provided legal services to the Company.

Relationships with PSC, S.A.

    PSC, S.A. beneficially owns approximately 10.9% of the outstanding Common Stock. In addition, Mr. Zurcher is a director of PSC, S.A. During fiscal 2001, the Company had the following transactions and relationships with PSC, S.A.:

    Sale of Excess Property in the Dominican Republic.  In November 2000, the Company's subsidiary in the Dominican Republic sold to PSC, S.A. excess land at its Santo Domingo Central Warehouse for $249,078.

    Purchase of Minority Interest in Trinidad and Tobago Business.  In July 2001, the Company agreed to purchase a five percent interest in PSMT Trinidad from PSC, S.A. in exchange for 7.5% of the Company's business in Jamaica and the Company's agreement to assume PSC, S.A.'s obligation to make a $100,000 capital contribution to PSMT Trinidad. The parties completed the transaction in September 2001.

PROPOSAL 2

APPROVAL OF THE ADOPTION OF
THE 2001 EQUITY PARTICIPATION PLAN

    At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to approve the adoption of The 2001 Equity Participation Plan of PriceSmart, Inc. (the "Equity Plan") of the Company described herein. The Equity Plan was adopted by the Board of Directors on November 19, 2001, subject to approval by the stockholders at the Annual Meeting.

General Nature and Purposes of the Equity Plan

    The principal purposes of the Equity Plan are to provide incentives for officers, employees and consultants of the Company and its subsidiaries through granting of options, restricted stock and other awards ("Awards"), thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ. In addition to Awards made to officers, employees or consultants, the Equity Plan provides for the granting of options ("Director Options") to the Company's non-employee directors pursuant to a formula, as described in further detail below.

    A brief description of the principal features of the Equity Plan follows, but the description is qualified in its entirety by reference to the Equity Plan itself, a copy of which is included as Exhibit A to this Proxy Statement.

Administration of the Plan

    The Equity Plan will be administered by the Compensation Committee of the Company's Board of Directors or a subcommittee thereof (the "Committee") with respect to options and other awards granted to employees or consultants and by the full Board of Directors with respect to Director Options. The Committee will consist of at least two members of the Board of Directors, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), and an "outside director" for purposes of Section 162(m) of the Code. Subject to the terms and conditions of the Equity Plan, the Committee has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Equity Plan. Similarly, the Board of Directors of the Company has discretion to determine the terms and conditions of Director Options and to interpret and administer the Equity Plan with respect to such options. The Committee (or the Board of Directors with respect to Director Options) is also authorized to adopt, amend, interpret and revoke rules relating to the administration of the Equity Plan.

Securities Subject to the Equity Plan

    The aggregate number of shares of Common Stock (or the equivalent in other equity securities) which may be issued upon exercise of options, stock appreciation rights ("SARs"), and other Awards, or upon vesting of restricted or deferred stock awards granted under the Equity Plan will not exceed 350,000. Furthermore, the maximum number of shares which may be subject to options or SARs granted under the Equity Plan to any individual in any calendar year cannot exceed 150,000.

    The shares available under the Equity Plan upon exercise of stock options, SARs and other Awards, and for issuance as restricted or deferred stock awards, may be either previously unissued shares or treasury shares, and may be equity securities of the Company other than Common Stock. The Committee (or the Company's Board of Directors with respect to Director Options) has the discretion to make appropriate adjustments in the number and kind of securities subject to the Equity Plan and to outstanding Awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; or disposition of all or substantially all of the assets of the Company or exchange of Common Stock or other securities of the Company; or other similar corporate transaction or event (an "extraordinary corporate event").

    If any portion of a stock option, SAR or other Award terminates or lapses unexercised, or is cancelled upon grant of a new option, SAR or other Award (which may be at a higher or lower exercise price than the option, SAR or other Award so cancelled), the shares which were subject to the unexercised portion of such option, SAR or other Award, will continue to be available for issuance under the Equity Plan.

Term of Equity Plan and Amendments

    The Equity Plan will expire on November 19, 2011, unless earlier terminated. Amendments of the Equity Plan to increase the number of shares as to which Awards may be made (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions) require the approval of the Company's stockholders. In all other respects the Equity Plan can be amended, modified, suspended or terminated by the Committee or the Board of Directors, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Equity Plan will not, without the consent of the participant, affect such person's rights under an Award previously awarded, unless the Award agreement governing such Award itself otherwise expressly so provides.

Eligibility

    Options, SARs, restricted stock and other Awards under the Equity Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries. Such Awards also may be granted to consultants of the Company selected by the Committee for participation in the Equity Plan. Approximately 200 employees are eligible to participate in the Equity Plan. More than one option, SAR or other Award may be granted to an employee or consultant. Non-employee directors of the Company and its subsidiaries may be granted non-qualified stock options in accordance with the Equity Plan.

Payment for Shares

    The exercise or purchase price for all options, SARs, restricted stock and other Awards that provide a right to acquire Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee (or the Board of Directors with respect to Director Options), be paid in whole or in part in shares of Common Stock valued at their fair market value on the date of exercise (which may include an assignment of the right to receive the cash proceeds from the sale of Common Stock subject to an option or other right pursuant to a "cashless exercise" procedure) or by delivery of other property, or by a promissory note bearing a market rate of interest payable to the Company, or by a combination of the foregoing.

Awards under the Equity Plan

    The Equity Plan provides that the Committee may grant or issue stock options ("Options"), stock purchase rights, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof.

    Non-Qualified Stock Options ("NQSOs").  NQSOs will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Committee, or the Board of Directors with respect to Director Options) in one or more installments after the grant date, subject to the participant's continued provision of services to the Company and/or subject to the satisfaction of individual or Company performance targets established by the Committee (or the Board of Directors with respect to Director Options). NQSOs may be granted for any term specified by the Committee (or the Board of Directors with respect to Director Options).

    Incentive Stock Options ("ISOs").  ISOs will be designed to comply with applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the Optionee's termination of employment, and must be exercised within the ten years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Equity Plan provides that the exercise price for such ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant. To the extent the aggregate fair market value of stock with respect to which ISOs (determined without regard to the vesting limitations contained in Section 422(d) of the Code) are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options will be taxed as NQSOs. For this purpose, the fair market value of stock will be determined as of the time the option is granted.

    Director Options.  Director Options are NQSOs to purchase shares of Common Stock granted to directors of the Company who are not employees of the Company (each, an "Independent Director"). Director Options will provide for the right to purchase Common Stock at a specified price which may be less than fair market value on the date of grant (but not less than par value). Director Options will become exercisable in cumulative annual installments of 20% on each of the first, second, third, fourth and fifth anniversaries of the date of Option grant, without variation or acceleration; provided, however, the Board may accelerate the exercisability of Director Options upon the occurrence of certain specified extraordinary corporate transactions or events. No portion of a Director Option shall be exercisable after the sixth anniversary of the date of grant and no portion of a Director Option shall be exercisable upon the expiration of twelve months following termination of such director's services as a director of the Company by reason of permanent and total disability or death, or upon the expiration of three months following termination of such director's services as a director of the Company by reason other than of permanent and total disability or death, unless the Optionee dies within such three month period.

    During the term of the Equity Plan, each person who is an Independent Director as of the date of the adoption by the Board of the Equity Plan shall be granted a Director Option to purchase 1,000 shares of Common Stock on the date of each annual meeting of stockholders after the date of the adoption by the Board of the Equity Plan at which the Independent Director is reelected to the Board. During the term of the Equity Plan, each person who is initially elected to the Board after the date of the adoption by the Board of the Equity Plan and who is an Independent Director as of the date of such initial election automatically shall be granted (i) a Director Option to purchase 3,000 shares of Common Stock on the date of such initial election and (ii) a Director Option to purchase 1,000 shares of Common Stock on the date of each annual meeting of stockholders after such initial election at which the Independent Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Director Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Director Options as described in clause (ii) of the preceding sentence.

    In addition to the automatically granted Director Options described in the preceding paragraph, the Board may from time to time, subject to applicable limitations of the Plan, grant additional Director Options which shall be NQSOs with such terms and conditions as may determined by the Board in its absolute discretion.

    Restricted Stock.  The Committee is authorized to determine (i) which key employees and consultants of the Company or any subsidiary should be issued restricted stock, (ii) the number of shares of restricted stock to be issued to such key employees and consultants and (iii) the terms and conditions applicable to such restricted stock, consistent with the Equity Plan. Restricted stock issued under the Equity Plan is subject to such restrictions as the Committee may provide in the terms of each individual restricted stock agreement, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that the Committee may remove any or all of such restrictions after issuance of the restricted stock. Restricted stock typically may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met and in the event of the grantee's termination of employment or consultancy, although the Committee may make exceptions, based on the reason for termination or on other factors. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire and in no event until at least six months and one day have elapsed from the date on which the restricted stock was issued.

    Deferred Stock.  Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

    SARs.  The Committee may grant SARs having terms and conditions consistent with the Equity Plan to employees or consultants in connection with Options or other awards, or separately. SARs granted by the Committee in connection with Options entitle the optionee to surrender unexercised to the Company a portion of the Option which with the SAR relates in exchange for an amount determined by multiplying (i) the difference obtained by subtracting the Option purchase price from the fair market value of a share of Common Stock on the date of exercise of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR has been exercised. SARs granted by the Committee independent of Options granted under the Equity Plan entitle to grantee to exercise all or a specified portion of the SAR (at the exercise price per share of Common Stock subject to such SAR set by the Committee) in exchange for an amount determined by multiplying (i) the difference obtained by subtracting the SAR purchase price from the fair market value of a share of Common Stock on the date of exercise of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR has been exercised. The amounts determined above may be paid by the grantee of an SAR in cash, in Common Stock (based on its fair market value as of the date the SAR is exercised) or a combination of both, as determined by the Committee.

    Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the Equity Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Common Stock or in a combination of both. Generally, an SAR which is unrelated to an Option granted under the Equity Plan will not be exercisable during the first six months after such SAR is granted if the grantee is then subject to Section 16 of the Exchange Act.

    Dividend Equivalents.  The Committee may grant dividend equivalents to any key employee or consultant selected by the Committee based on the dividends declared on Common Stock during the period between the date an Option, SAR, deferred stock or performance award is granted, and the date such Option, SAR, deferred stock or performance award is exercised, vests or expires, as determined by the Committee. With respect to dividend equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such dividend equivalents will be payable regardless of whether such Option is exercised.

    Performance Awards.  The Committee may grant performance awards to any key employee or consultant selected by the Committee. Generally, these Awards will be based upon specific performance targets and may be paid in cash or in Common Stock or in a combination of both. Performance awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance awards may also include bonuses which may be granted by the Committee on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of both, as determined by the Committee.

    Stock Payments.  The Committee may grant stock payments to any key employee or consultant of the Company in the form of shares of Common Stock or an Option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant.

    Stock Purchase Rights.  The Committee may grant to any employee, Independent Director or consultant the right to purchase shares of Common Stock under the Equity Plan ("Stock Purchase Rights") from time to time, in such amounts and subject to such terms and conditions as the Committee may determine, and, at the discretion of the Committee, such determinations may include determining categories of employees and the number of shares to be made available to employees in each such category. The Committee shall determine the purchase price for Common Stock purchased pursuant to Stock Purchase Rights granted under the Equity Plan; provided, that the purchase price for shares of Common Stock purchased pursuant to any Stock Purchase Right granted under the Equity Plan shall be no less than the fair market value of the such Common Stock as of the date of purchase.

    An employee, Independent Director or consultant whom the Committee has granted a Stock Purchase Right may only purchase such Common Stock while he or she is an employee, Independent Director or consultant. In addition, an employee, Independent Director or consultant may only purchase Common Stock pursuant to a Stock Purchase Right upon delivery of all of the following to the Secretary of the Company or his office (i) written notice complying with the applicable rules established by the Committee stating the number of shares of Common Stock to be purchased; (ii) such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations; and (iii) full cash payment to the Secretary of the Company for the shares being purchased. However, the Committee may in its discretion allow payment, in whole or in part, through the delivery of a full recourse, limited recourse or non-recourse (as determined by the Committee) promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board. The Committee may prescribe the form of such promissory note and the security to be given for such note. However, Common Stock may not be purchased pursuant to a Stock Purchase Right by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law or by any agreement to which the Company is a party.

    Agreements; Consideration to the Company.  Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award. The dates on which options or other Awards under the Equity Plan first become exercisable and on which they expire will be set forth in individual Award agreements setting forth the terms of the Awards. Such agreements generally will provide that options and other Awards expire upon termination of the participant's status as an employee, consultant or director, although the Committee may provide that options or other Awards granted to employees or consultants continue to be exercisable following a termination without cause, or following a "change in control" of the Company (as defined in the Equity Plan), or because of the grantee's retirement, death, disability or otherwise.

    In consideration of the granting of an option, SAR or other Award under the Equity Plan, the employee, consultant or non-employee director to whom such option, SAR or other Award is granted will agree, in such agreement, to remain in the employ or (or to consult for or to serve as a non-employee director of, as applicable) the Company or any subsidiary for a period of at least one year (or such shorter period as may be fixed in the agreement or by action of the Committee, or the Board of Directors with respect to Director Options, following the grant of the option, SAR or other Award) after the option, SAR or other Award is granted. Nothing in the Equity Plan or in any such agreement will confer upon any optionee any right to continue in the employ of, or as a consultant for, or as a director of the Company or any subsidiary, or will interfere with or restrict in any way the rights of the Company or any subsidiary to discharge any optionee at any time for any reason whatsoever, with or without cause.

General Terms of Awards under the Equity Plan

    Non-Assignability.  No option, SAR or other Award granted under the Equity Plan may be assigned or transferred by the grantee, except by will, the laws of descent and distributions or pursuant to a qualified domestic relations order, although the shares underlying such Awards may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

    Adjustments upon Change in Capitalization.  The Committee (or the Board of Directors with respect to Director Options) has the discretion to make appropriate adjustments in the number and kind of securities subject to the Equity Plan and to outstanding awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; or disposition of all or substantially all of the assets of the Company or exchange of Common Stock or other securities of the Company; or other similar corporate transaction or event (an "extraordinary corporate event").

    Extraordinary Corporate Events.  The Committee (or the Board of Directors with respect to Director Options) has discretion under the Equity Plan to provide that options and other rights to acquire Common Stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified "extraordinary corporate events"; but in such event the Committee (or the Board of Directors with respect to Director Options) may also give optionees and other grantees the right to exercise their outstanding options or rights in full during some period prior to such event, even though the options or other Awards have not yet become fully exercisable, and the Committee (or the Board of Directors with respect to Director Options) may also provide that all restrictions imposed on some or all shares of restricted stock and/or deferred stock shall lapse, and some or all shares of restricted stock may cease to be subject to the Company's right to repurchase after such event.

    Effect of Corporate Transaction/Change in Control.  Notwithstanding anything in the Equity Plan or the provisions of any Award to the contrary, in the event of a Change in Control or a Corporate Transaction (each as defined in the Equity Plan), each outstanding Award shall, immediately prior to the effective date of the Change in Control or Corporate Transaction, automatically become fully vested, exercisable or payable, as applicable, for all of the shares of Common Stock at the time subject to such Award and, as applicable, may be exercised for any or all of the shares of Common Stock subject to the Award.

    For purposes of the Equity Plan, "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party: (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, form a holding company or effect a similar reorganization pursuant to which the Equity Plan and all Awards are assumed by the successor entity; (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company; or (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

    For purposes of the Equity Plan, "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions: (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board of Directors of the Company does not recommend such stockholders to accept; or (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

    Transfer Restrictions.  The Committee (or the Board of Directors with respect to Director Options), in its discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an option as it deems appropriate. Any such other restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Committee may require the employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an ISO, within two years from the date of granting such option or one year after the transfer of such shares to such employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an ISO refer to such requirement to give prompt notice of disposition.

    Loans to Plan Participants.  The Equity Plan specifies that the Company may make loans to participants to enable them to exercise options, purchase shares or realize the benefits of other Awards granted under the Equity Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee (or the Board of Directors with respect to Director Options).

    Withholding Tax Obligations.  As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any option or other Award granted under the Equity Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Committee to disapprove such use. In addition, the Committee may grant to employees a cash bonus in the amount of any tax related to awards.

Securities Law

    The Equity Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Equity Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Equity Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Certain Federal Income Tax Consequences With Respect to the Equity Plan

    The U.S. federal income tax consequences of the Equity Plan are summarized in the following discussion which deals with the general tax principles applicable to the Equity Plan, and is intended for general information only. Foreign, state and local income taxes are not discussed. Also, the following discussion does not address U.S. federal employment tax consequences. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

    Non-Qualified Stock Options.  For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of an NQSO under the Equity Plan, but will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of an NQSO. The amount of income recognized (and the amount generally deductible by the Company or other employer corporation) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

    Incentive Stock Options.  An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO; however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of adjustment" for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock. The federal income tax consequences of the exercise of an ISO or a NQSO through delivery of a non-recourse or partial recourse promissory note are described below, under the heading "Stock Purchase Rights."

    Stock Appreciation Rights.  No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company (or other employer corporation) generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

    Restricted Stock and Deferred Stock.  An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company (or other employer corporation) generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company (or other employer corporation) generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefor. The federal income tax consequences of the purchase of restricted stock through delivery of a non-recourse or partial recourse promissory note are described below, under the heading "Stock Purchase Rights." Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company (or other employer corporation) generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If a timely election is made under Section 83(b) with respect to qualifying restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefor and the Company (or other employer corporation) will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

    Dividend Equivalents.  A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When cash or shares are paid under a dividend equivalent, the participant generally will recognize ordinary income, and the Company (or other employer corporation) will be entitled to a corresponding deduction, in an amount equal to the fair market value of the shares or the cash paid.

    Performance Awards.  A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company (or other employer corporation) will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and the Company (or other employer corporation) will be entitled to a corresponding deduction, in an amount equal to the fair market value of the shares or the cash paid.

    Stock Payments.  A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company (or other employer corporation) generally will be entitled to a deduction for the same amount.

    Stock Purchase Rights.  A recipient of a Stock Purchase Right will not recognize taxable income at the time of grant, and the Company (or other employer corporation) will not be entitled to a deduction at that time. Upon the purchase of Common Stock pursuant to a Stock Purchase Right by delivery of a fully recourse promissory note or for cash, the purchaser will recognize ordinary income at the date of purchase equal to the excess, if any, of the fair market value of the Common Stock purchased over the purchase price therefor and the Company (or other employer corporation) will be entitled to a deduction for the same amount.

    The federal income tax consequences of the purchase of Common Stock pursuant to a Stock Purchase Right by delivery of a non-recourse or partially recourse promissory note are less clear. Regulations promulgated under Section 83 provide that if the purchase price for property transferred in connection with the performance of services is an amount paid by indebtedness secured by the property on which there is no personal liability to pay all or a substantial part of such indebtedness, such a transaction may be treated for federal income tax purposes in the same manner as a grant of a stock option. In such event, the purchase of Common Stock pursuant to a Stock Purchase Right would be taxable in accordance with the rules described above under the heading "Non-Qualified Stock Options," with the option being treated as being exercised at the time of payment by the purchaser of any non-recourse portion of the promissory note. A purchaser of Common Stock pursuant to a Stock Purchase Right by delivery of a non-recourse or partially recourse promissory note may not be eligible to make an election under Section 83(b) with respect to the Common Stock purchased.

    Section 162(m) Limitation.  In general, under Section 162(m) of the Code ("Section 162(m)"), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation."

    Under Section 162(m), stock options and SARs will satisfy the "performance-based compensation" exception if the Equity Plan is approved by stockholders at the Meeting, the award of the options or SARs are made by a Board of Directors committee consisting solely of two or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as "performance-based compensation" if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation's stockholders.

    The Equity Plan has been designed in order to permit the Committee to grant stock options and SARs which will qualify as "performance-based compensation." In addition, in order to permit Awards other than stock options and SARs to qualify as "performance-based compensation," the Equity Plan provides that the Committee may designate as "Section 162(m) Participants" certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance goals: (i) net income either before or after taxes, (ii) market share, (iii) customer satisfaction, (iv) profits, (v) share price, (vi) earnings per share, (vii) total stockholder return, (viii) return on assets, (ix) return on equity, (x) operating income, (xi) return on capital or investments, or (xii) economic value added (including, but not limited to, any or all of such measures in comparison to the Company's competitors, the industry, or some other comparator group).

Options Granted Under the Equity Plan

    No Options have been granted and no other Awards have been made under the Equity Plan.

    The Board of Directors recommends that stockholders vote FOR the approval of the 2001 Equity Participation Plan.

GENERAL

Independent Accountants

    The Board of Directors has selected Ernst & Young LLP to serve as the Company's independent accountants for the 2002 fiscal year, subject to the Company and Ernst & Young LLP agreeing on fees for services to be provided by Ernst & Young LLP during 2002. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

    Audit Fees.  The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the fiscal year ended August 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for the year ended August 31, 2001 were $331,200.

    Financial Information Systems Design and Implementation Fees.  No fees were billed to the Company for professional services rendered by Ernst & Young LLP relating to the design and implementation of the Company's financial information systems during the year ended August 31, 2001.

    All Other Fees.  The aggregate fees billed for all other services rendered by Ernst & Young LLP to the Company for the year ended August 31, 2001 was $241,400. These fees included fees billed for professional services rendered for the reviews of the Company's various SEC filings, for tax consulting services and for other consulting services in the amounts of $133,100, $70,600 and $37,700, respectively.

    The Company's Audit Committee has considered whether the provision of services under the headings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the accountants' independence and determined that it is consistent with such independence.

Compliance with Section 16(a) of the Exchange Act

    Under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, directors, officers and beneficial owners of 10 percent or more of the Company's Common Stock ("Reporting Persons") are required to report to the Securities and Exchange Commission (the "Commission") on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Company's Common Stock. Based solely on its review of such forms received by it and the written representations of its Reporting Persons, the Company has determined that no Reporting Persons known to it were delinquent with respect to their reporting obligations as set forth in Section 16(a) of the Exchange Act, other than John D. Hildebrandt and William J. Naylon. Messrs. Hildebrandt and Naylon each filed their Form 3's in September 2001, whereas said Form 3's should have been filed in August 2001.

Stockholder Proposals

    A proposal to be considered for inclusion in the Company's proxy statement for the next annual meeting must be received by the Secretary of the Company not later than August 9, 2002 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. A stockholder proposal submitted after October 23, 2002 will not be considered timely. Holders of proxies which expressly confer discretionary authority may vote for or against an untimely proposal.

Annual Report

    The Annual Report of the Company for the fiscal year ended August 31, 2001 will be mailed to stockholders of record on or about December 7, 2001. The Annual Report does not constitute, and should not be considered, a part of this Proxy solicitation material.

    If any person who was a beneficial owner of Common Stock of the Company on the record date for the Annual Meeting of Stockholders desires additional information, a copy of the Company's Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of the Company at such date. Requests should be directed to PriceSmart, Inc., 4649 Morena Blvd., San Diego, California 92117, Attention: Secretary.

Other Matters

    The Board of Directors does not know of any matter to be presented at the Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

By Order of the Board of Directors
Robert M. Gans Secretary
Dated: December 7, 2001

EXHIBIT A

THE 2001 EQUITY PARTICIPATION PLAN

OF

PRICESMART, INC.

    PriceSmart, Inc., a Delaware corporation, has adopted The 2001 Equity Participation Plan of PriceSmart, Inc. (the "Plan"), effective November 19, 2001, for the benefit of its eligible employees, consultants and directors.

    The purposes of the Plan are as follows:

    (1) To provide an additional incentive for directors, Employees (as such term is defined below) and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

    (2) To enable the Company to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

I.
DEFINITIONS

    1.1  General.  Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

    1.2  Administrator.  "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 11.1.

    1.3  Award.  "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

    1.4  Award Agreement.  "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

    1.5  Award Limit.  "Award Limit" shall mean 150,000 shares of Common Stock, as adjusted pursuant to Section 12.3 of the Plan.

    1.6  Board.  "Board" shall mean the Board of Directors of the Company.

    1.7  Change in Control.  "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

      (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of

A–1

  the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

      (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

    1.8  Code.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

    1.9  Committee.  "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

    1.10  Common Stock.  "Common Stock" shall mean the common stock of the Company, par value $.0001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

    1.11  Company.  "Company" shall mean PriceSmart, Inc., a Delaware corporation.

    1.12  Corporate Transaction.  "Corporate Transaction" shall mean any of the following stockholder- approved transactions to which the Company is a party:

      (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon the Plan and all Options are assumed by the successor entity;

      (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

      (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

    1.13  Deferred Stock.  "Deferred Stock" shall mean Common Stock awarded under Article VIII of the Plan.

    1.14  Director.  "Director" shall mean a member of the Board.

    1.15  Dividend Equivalent.  "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

    1.16  Employee.  "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

    1.17  Exchange Act.  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    1.18  Fair Market Value.  "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of

A–2

Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

    1.19  Grantee.  "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under the Plan.

    1.20  Holder.  "Holder" shall mean a person who has been granted or awarded an Award.

    1.21  Incentive Stock Option.  "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

    1.22  Independent Director.  "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

    1.23  Non-Qualified Stock Option.  "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

    1.24  Option.  "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

    1.25  Optionee.  "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under the Plan.

    1.26  Performance Award.  "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

    1.27  Performance Criteria.  "Performance Criteria" shall mean the following business criteria with respect to the Company or any Subsidiary: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

    1.28  Plan.  "Plan" shall mean The 2001 Equity Participation Plan of PriceSmart, Inc.

    1.29  QDRO.  "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

    1.30  Restricted Stock.  "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

    1.31  Restricted Stockholder.  "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VII of the Plan.

A–3

    1.32  Rule 16b-3.  "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

    1.33  Section 162(m) Participant.  "Section 162(m) Participant" shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

    1.34  Securities Act.  "Securities Act" shall mean the Securities Act of 1933, as amended.

    1.35  Stock Appreciation Right.  "Stock Appreciation Right" shall mean a stock appreciation right granted under Article IX of the Plan.

    1.36  Stock Payment.  "Stock Payment" shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VIII of the Plan.

    1.37  Subsidiary.  "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    1.38  Termination of Consultancy.  "Termination of Consultancy" shall mean the time when the engagement of a Holder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

    1.39  Termination of Directorship.  "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

    1.40  Termination of Employment.  "Termination of Employment" shall mean the time when the employee- employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the

A–4

Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

II.
SHARES SUBJECT TO PLAN

    2.1  Shares Subject to Plan.

      (a) The shares of stock subject to Awards or purchase under Article X shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of Options or rights or Awards under the Plan or upon the purchase of Common Stock pursuant to Article X, shall not exceed 350,000. The shares of Common Stock issuable upon purchase, exercise of Options or rights, or upon any such Awards may be either previously authorized but unissued shares or treasury shares.

      (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual or which may be purchased by such individual pursuant to Article X in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

    2.2  Add-back of Options and Other Rights.  If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 12.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Holder or repurchased by the Company pursuant to Section 7.5 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

A–5

III.
GRANTING OF AWARDS

    3.1  Award Agreement.  Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

    3.2  Provisions Applicable to Section 162(m) Participants.

      (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

      (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

      (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

    3.3  Consideration.  In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least six months (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

    3.4  At-Will Employment.  Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

A–6

IV.
GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND INDEPENDENT DIRECTORS

    4.1  Eligibility.  Any Employee or consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

    4.2  Disqualification for Stock Ownership.  No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

    4.3  Qualification of Incentive Stock Options.  No Incentive Stock Option shall be granted to any person who is not an Employee.

    4.4  Granting of Options to Employees and Consultants.

      (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

        (i)  Determine which Employees or consultants (including Employees or consultants who have previously received Awards under the Plan) should be granted Options;

        (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or consultants;

        (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

        (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

      (b) Upon the selection of an Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, any other Award or other rights which have been previously granted to him or her under the Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

      (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

A–7

    4.5  Granting of Options to Independent Directors.

      (a) During the term of the Plan, each person who is an Independent Director as of the date of the adoption by the Board of the Plan shall be granted an Option to purchase one thousand (1,000) shares of Common Stock (subject to adjustment as provided in Section 12.3) on the date of each annual meeting of stockholders after the date of the adoption by the Board of the Plan at which the Independent Director is reelected to the Board. During the term of the Plan, each person who is initially elected to the Board after the date of the adoption by the Board of the Plan and who is an Independent Director as of the date of such initial election automatically shall be granted (i) an Option to purchase three thousand (3,000) shares of Common Stock (subject to adjustment as provided in Section 12.3) on the date of such initial election and (ii) an Option to purchase one thousand (1,000) shares of Common Stock (subject to adjustment as provided in Section 12.3) on the date of each annual meeting of stockholders after such initial election at which the Independent Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (ii) of the preceding sentence.

      (b) In addition to the options granted pursuant to Section 4.5(a), during the term of the Plan, the Board may from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

        (i)  Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

        (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors;

      (c) Subject to the provisions of Article V, determine the terms and conditions of such Options, consistent with the Plan.

    4.6  Granting of Options Upon Stock Purchases.  The Committee may provide that upon the purchase of Common Stock by an Employee or consultant pursuant to Article X, an Option shall automatically be granted to such Employee or consultant which shall cover a number of shares and be subject to such terms and conditions as shall be determined by the Committee in its discretion.

V.
TERMS OF OPTIONS

    5.1  Option Price.  The price per share of the shares subject to each Option granted to Employees and consultants shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair

A–8

Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

    5.2  Option Term.  The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

    5.3  Option Vesting

      (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a consultant vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or consultant vests.

      (b) No portion of an Option granted to an Employee or consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

      (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

    5.4  Terms of Options Granted to Independent Directors.  The price per share of the shares subject to each Option granted to Independent Directors shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law. Subject to Section 6.6, the term of each Option granted to an Independent Director shall be six (6) years from the date the Option is granted, without variation or acceleration hereunder except as provided in Section 12.3(b). Options granted to Independent Directors shall become exercisable in cumulative annual installments of 20% on each of the first, second, third, fourth and fifth anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 12.3(b). No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

A–9

VI.
EXERCISE OF OPTIONS

    6.1  Partial Exercise.  An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

    6.2  Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

      (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

      (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

      (c) In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

      (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Optionee for at least six months and one day, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a promissory note bearing a market rate of interest (which rate shall also be no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

    6.3  Conditions to Issuance of Stock Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

      (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

A–10

      (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

      (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

      (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

      (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee or the Board may be in the form of consideration used by the Optionee to pay for such shares under Section 6.2(d).

    6.4  Rights as Stockholders/Dividend Equivalents.  Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionees. Notwithstanding the foregoing, any Optionee who is an Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

A–11

    6.5  Ownership and Transfer Restrictions.  The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of any such Option refer to such requirement to give prompt notice of disposition.

    6.6  Limitations on Exercise of Options Granted to Independent Directors.  No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

      (a) The expiration of twelve (12) months from the date of the Optionee's death;

      (b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

      (c) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

      (d) The expiration of ten (10) years from the date the Option was granted.

    6.7  Additional Limitations on Exercise of Options.  Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

VII.
AWARD OF RESTRICTED STOCK

    7.1  Eligibility.  Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any consultant who the Committee determines should receive such an Award.

    7.2  Award of Restricted Stock

      (a) The Committee may from time to time, in its absolute discretion:

        (i)  Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

        (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

      (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

A–12

      (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

    7.3  Rights as Stockholders.  Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

    7.4  Restriction.  All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Restricted Stockholder's retirement, or otherwise.

    7.5  Repurchase of Restricted Stock.  The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Restricted Stockholder's retirement, or otherwise.

A–13

    7.6  Escrow.  The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

    7.7  Legend.  In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

    7.8  Section 83(b) Election.  If a Restricted Stockholder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Restricted Stockholder would otherwise be taxable under Section 83(a) of the Code, the Restricted Stockholder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

VIII.
PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
DEFERRED STOCK, STOCK PAYMENTS

    8.1  Eligibility.  Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any consultant whom the Committee determines should receive such an Award.

    8.2  Performance Awards.  Any key Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

    8.3  Dividend Equivalents.  Any key Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

    8.4  Stock Payments.  Any key Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

    8.5  Deferred Stock.  Any key Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred

A–14

Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

    8.6  Term.  The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

    8.7  Exercise or Purchase Price.  The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

    8.8  Exercise Upon Termination of Employment or Termination of Consultancy.  A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee or consultant; provided, however, that the Committee in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that the Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

    8.9  Form of Payment.  Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

IX.
STOCK APPRECIATION RIGHTS

    9.1  Grant of Stock Appreciation Rights.  A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him or her under the Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

A–15

    9.2  Coupled Stock Appreciation Rights.

      (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

      (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

      (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

    9.3  Independent Stock Appreciation Rights.

      (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

      (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

    9.4  Payment and Limitations on Exercise.

      (a) Payment of the amount determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

      (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

X.
STOCK PURCHASES

    10.1  Eligibility to Purchase Common Stock.  The Committee may grant to any Employee, Independent Director or consultant the right to purchase Common Stock under this Plan from time to

A–16

time, in such amounts and subject to such terms and conditions as the Committee may determine, and, at the discretion of the Committee, such determinations may include determining categories of employees and the number of shares to be made available to employees in each such category; provided, however, that the total number of shares granted in an action taken by category must be readily determinable. The Committee shall determine the purchase price for such Common Stock; provided, however, that the purchase price for Common Stock purchased under this Article X shall be no less than the Fair Market Value of such Common Stock as of the date of purchase.

    10.2  Termination of Employment, Termination of Consultancy or Termination of Directorship.  An Employee, Independent Director or consultant whom the Committee has granted the right to purchase Common Stock under this Article X may only purchase such Common Stock while he or she is an Employee, Independent Director or consultant.

    10.3  Form of Payment.  An eligible Employee, Independent Director or consultant may purchase Common Stock pursuant to this Article X only upon delivery of all of the following to the Secretary of the Company or his office:

      (a) Written notice complying with the applicable rules established by the Administrator stating the number of shares of Common Stock to be purchased;

      (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

      (c) Full cash payment to the Secretary of the Company for the shares being purchased. However, the Administrator may in its discretion allow payment, in whole or in part, through the delivery of a full recourse, limited recourse or non-recourse (as determined by the Committee) promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board. The Administrator may prescribe the form of such promissory note and the security to be given for such note. Notwithstanding the foregoing, however, Common Stock may not be purchased under this Article X by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

    10.4  Conditions to Issuance of Stock Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased under this Article X prior to fulfillment of all of the following conditions:

      (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

      (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

      (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

      (d) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee or the Board may be in the form of consideration used by the Employee or consultant to pay for such shares under Section 10.3(c).

A–17

    10.5  Rights as Stockholders/Dividend Equivalents.  An Employee, Independent Director or consultant who is granted the right to purchase Common Stock under this Article X shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable pursuant to such right unless and until certificates representing such shares have been issued by the Company to such Employee, Independent Director or consultant.

    10.6  Stockholder Approval Requirements.  All rights to purchase Common Stock pursuant to this Article X are subject to stockholder approval of the Plan. If such stockholder approval is not obtained within twelve months after the date of the Board's initial adoption of the Plan, then all Common Stock purchased by any Employee, Independent Director or consultant pursuant to this Article X shall be returned to the Company, all consideration paid to the Company shall be returned to the Employee, Independent Director or consultant and all such purchases shall be canceled and be null and void ab initio.

    10.7  Section 83(b) Election.  If an Employee, Independent Director or consultant makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Common Stock purchased pursuant to this Article X as of the date of transfer of such Common Stock rather than as of the date or dates upon which such Employee, Independent Director or consultant would otherwise be taxable under Section 83(a) of the Code, he or she shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

XI.
ADMINISTRATION

    11.1  Compensation Committee.  The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

    11.2  Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

    11.3  Majority Rule; Unanimous Written Consent.  The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

    11.4  Compensation; Professional Assistance; Good Faith Actions.  Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the

A–18

administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

XII.
MISCELLANEOUS PROVISIONS

    12.1  Not Transferable.

      (a) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a QDRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

      (b) During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

    12.2  Amendment, Suspension or Termination of the Plan.  Except as otherwise provided in this Section 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 12.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

      (a) The expiration of ten years from the date the Plan is adopted by the Board; or

      (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 12.5.

A–19

    12.3  Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company, Change in Control and Other Corporate Events.

      (a) Subject to Section 12.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

        (i)  the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded or which may be purchased pursuant to Article X (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

        (ii) the number and kind of shares of Common Stock (or other securities or property) which may be purchased pursuant to Article X or which are subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

        (iii) the grant, exercise price or purchase price with respect to any Award or Common Stock which is purchasable pursuant to Article X.

      (b) Subject to Sections 12.3(b)(vii) and 12.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 12.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

        (i)  To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

        (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

        (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (A) Section 5.3 or (B) the provisions of such Award;

A–20

        (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

        (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

        (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

        (vii) None of the foregoing discretionary actions taken under this Section 12.3(b) shall be permitted with respect to Options granted under Section 4.5 to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 12.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

      (c) Subject to Section 12.3(d) and 12.8, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

      (d) With respect to Awards described in Article VII or VIII which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)C, no adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

    12.4  Effect of Corporate Transaction/Change in Control.  Notwithstanding anything in this Plan or the provisions of any Award to the contrary, in the event of a Change in Control or a Corporate Transaction, each outstanding Award shall, immediately prior to the effective date of the Change in Control or Corporate Transaction, automatically become fully vested, exercisable or payable, as applicable, for all of the shares of Common Stock at the time subject to such Award and, as applicable, may be exercised for any or all of those shares as fully-vested shares of Common Stock.

    12.5  Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan.

A–21

Awards and rights to purchase Common Stock pursuant to Article X may be granted or awarded prior to such stockholder approval, provided that (i) such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders; (ii) if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void; and (iii) all rights to purchase Common Stock granted pursuant to Article X shall be subject to cancellation as provided in Section 10.6. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

    12.6  Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

    12.7  Loans.  The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee; provided that no such loan shall bear interest at less than a market rate of interest.

    12.8  Forfeiture Provisions.  Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

    12.9  Limitations Applicable to Section 16 Persons and Performance-Based Compensation.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of the Plan or any Award described in Article VII or VIII which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to

A–22

Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

    12.10  Effect of Plan Upon Options and Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

    12.11  Compliance with Laws.  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

    12.12  Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

    12.13  Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

A–23

PROXY

PRICESMART, INC.
4649 Morena Boulevard
San Diego, California 92117

    The undersigned stockholder of PriceSmart, Inc., a Delaware corporation (the "Company"), hereby appoints Robert M. Gans and Allan C. Youngberg, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Company to be held on Wednesday, January 16, 2002 at 10:00 a.m. Pacific Standard Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

    The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the following proposal:

(Continued and to Be Signed on the Reverse Side)

/*\ FOLD AND DETACH HERE /*\

Please mark your votes as indicated in this example	/x/
		FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1.	ELECTION OF DIRECTORS	/ /	/ /
	01. Rafael E. Barcenas 02. James F. Cahill 03. Murray L. Galinson 04. Katherine L. Hensley 05. Leon C. Janks	06. Lawrence B. Krause 07. Jack McGrory 08. Gilbert A. Partida 09. Robert E. Price 10. Edgar A. Zurcher
WITHHELD FOR: (To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF ADOPTION OF 2001 EQUITY PARTICIPATION PLAN	/ /	/ /	/ /
NOTE: The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting.
I plan to attend the meeting / /
Please mark, sign, date and return the proxy card promptly using the enclosed envelope.
Signature(s)	Dated
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
/*\ FOLD AND DETACH HERE /*\

QuickLinks

PRICESMART, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
PRICESMART, INC. 4649 Morena Blvd. San Diego, California 92117
PROXY STATEMENT for ANNUAL MEETING OF STOCKHOLDERS January 16, 2002
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
Information Regarding Directors
Information Regarding the Board
Recommendation of the Board of Directors
EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
Option Grants During Fiscal 2001
Options Exercised During Fiscal 2001 and Option Values
PERFORMANCE GRAPH
Comparison of Cumulative Total Returns Since September 2, 1997(3) Among PriceSmart, Inc., The Nasdaq Stock Market Index (US) and the Nasdaq Retail Trade Stocks Index
CERTAIN TRANSACTIONS
PROPOSAL 2 APPROVAL OF THE ADOPTION OF THE 2001 EQUITY PARTICIPATION PLAN
GENERAL
  EXHIBIT A
THE 2001 EQUITY PARTICIPATION PLAN OF PRICESMART, INC.
I. DEFINITIONS
II. SHARES SUBJECT TO PLAN
III. GRANTING OF AWARDS
IV. GRANTING OF OPTIONS TO EMPLOYEES, CONSULTANTS AND INDEPENDENT DIRECTORS
V. TERMS OF OPTIONS
VI. EXERCISE OF OPTIONS
VII. AWARD OF RESTRICTED STOCK
VIII. PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS
IX. STOCK APPRECIATION RIGHTS
X. STOCK PURCHASES
XI. ADMINISTRATION
XII. MISCELLANEOUS PROVISIONS